Volkswagen Truck & Bus and Navistar enter into a strategic alliance September 6, 2016 Exhibit 99.2

Disclaimer The following presentation contains forward-looking statements and information on, inter alia, the scope of the strategic alliance, ways of collaboration  regarding  the strategic alliance, descriptions of the business strategy of both companies, and expected benefits and synergies of the strategic alliance. These statements and information may be spoken or written and can be recognized by terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” or words with similar meaning. These statements and information are based on assumptions relating to the companies' business and operations, the development of the economies in the countries in which either company is active, and the completion of the transactions contemplated by the parties, among others. Volkswagen Truck & Bus and Navistar have made such forward-looking statements on the basis of the information available to them and assumptions they believe to be reasonable. The financial information and financial data included in this presentation are preliminary, unaudited, and may be subject to revision upon completion of both companies’ audit process. The forward-looking statements and information involve significant risks and uncertainties, and actual results may differ materially from those forecast. Such risks and uncertainties include, but are not limited to, the parties inability for any reason to complete any or all of the contemplated transactions described in this presentation, achieve the expected benefits and synergies associated with those transactions, enter into definitive agreements concerning the contemplated license and supply agreements and procurement joint venture, realize anticipated cost savings from the procurement joint venture (including, but not limited to, as a result of any counterparty’s unwillingness to conduct business with the joint venture or take the joint venture’s recommendations), anticipate the outcome of future feasibility studies and collaboration discussions and develop successfully future technologies and products. Further risks and uncertainties may result from Navistar’s adaptations and localizations of VW Truck & Bus’s engines and technology. If any of these or other risks or uncertainties materialize, or if the assumptions underlying any of these statements prove incorrect, the actual results may significantly differ from those expressed or implied by such forward-looking statements and information. Volkswagen Truck & Bus and Navistar will not update the following presentation, particularly not the forward-looking statements. The presentation is valid on the date of publication only.

Troy Clarke President and Chief Executive Officer Andreas Renschler Chief Executive Officer

Volkswagen Truck & Bus and Navistar are entering into a long-term, strategic alliance based on four pillars Volkswagen Truck & Bus will take a 16.6% equity stake (post dilution) in Navistar by way of a capital increase (subject to customary closing conditions) Equity investment 1 The two companies intend to enter into definitive agreements to collaborate on technology for powertrain systems, as well as other advanced technologies Strategic technology and supply cooperation 2 The two companies expect to form a procurement joint venture to pursue joint global sourcing opportunities Procurement joint venture 3 Navistar will add two Volkswagen Truck & Bus representatives to its Board of Directors at closing of share issuance. Furthermore, the parties plan to form a joint Alliance Board to oversee alliance arrangements Governance 4

Commercial vehicle business of Volkswagen Truck & Bus: Unique group with strong brands committed to creating a Global Champion

VOLKSWAGEN TRUCK & BUS

KEY FACTS

Wholly-owned **subsidiary of Volkswagen AG**

Three strong brands with a combined revenue of **EUR 20.4 bn**[1]

SCANIA | MAN | Caminhões Ônibus

25 manufacturing sites in **17 countries**, **76,000 employees** at all commercial vehicle brands worldwide

Leading market position in the **European** and **South American** truck markets

Committed to creating a **Global Champion** - in terms of profitability, customer innovations, and global presence

Note: Trucks >6t, VW CO Trucks >5t. Here MAN equal to MAN Truck & Bus. Volkswagen Caminhões e Ônibus equal to MAN Latin America.

[1] Volkswagen Truck & Bus commercial vehicles total figure FY 2015 (sum of Scania (incl. Scania FS) and MAN CV)

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Commercial vehicle business of Volkswagen Truck & Bus: Highly attractive product portfolio

Covers both heavy and medium duty

VOLKSWAGEN TRUCK & BUS

Trucks	162[1]
Buses	17[1]
	179[1]

2015 Sales volume Trucks/Buses
Thousand units

	SCANIA	MAN	Volkswagen Caminhões Ônibus
Trucks	70	73	20
Buses	7	6	5
Total	**77**	**79**	**24[2]**



	SCANIA	MAN	Volkswagen Caminhões Ônibus
Heavy duty trucks	S-series, R-series, G-series, P-series	TGX, TGS, TGM (covers both heavy and medium duty)	Constellation, Worker (cover both heavy and medium duty)
Medium duty trucks		TGL, TGM (covers both heavy and medium duty)	Constellation, Worker (cover both heavy and medium duty), Delivery
Buses	City, Intercity, Coach	City, Intercity, Coach	Chassis

Note: Trucks >6t, VW CO Trucks >5t. Here MAN equal to MAN Truck & Bus. Volkswagen Caminhões e Ônibus equal to MAN Latin America. Figures are financially rounded.
[1] Volkswagen Truck & Bus commercial vehicles total figures (sum of Scania and MAN CV) [2] Numbers do not add up due to rounding

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Navistar: Strong North American footprint with broad product range, customer-centric focus and extensive dealer network Leading manufacturer of commercial trucks, buses, engines and defense vehicles in North America 2015 revenue: $ 10.1 billion Largest dealer network in North America One of the largest commercial vehicle parts distribution networks in the U.S. International is a leading truck brand in Mexico and Latin America #1 Brazilian independent engine manufacturer North American leader in connected vehicle Customer Centric Uptime Open Integration Connected Vehicle

Navistar: Strong, diverse, and expanding product line-up



On Highway
ProStar +
LoneStar
Vocational
HX
WorkStar
Regional
DuraStar
TranStar
IC Bus
School Bus
Commercial Bus

- **Strong North America Position[1]**



NAVISTAR
(International/IC)
16%

- **Renewing entire portfolio between now and 2018**

First Horizon Project Vehicle Launching This Month



[1] 2015 U.S. and Canada school bus and class 6-8 truck retail sales

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Volkswagen Truck & Bus equity stake supports the two companies' alignment and improves Navistar financial flexibility 1 No. of new Navistar common shares issued in capital increase 16.2 mn shares Implied premium to prevailing market price 12% Subscription price $ 15.76 No. of Navistar common shares issued and outstanding (pre-transaction) 81.6 mn shares 2.687 5.466 -1.367 3.586 -1.989 14 46 36 58 99 Cash proceeds for Navistar $ 256 mn No. of Navistar common shares issued and outstanding post capital increase 97.8 mn shares 2.687 5.466 -1.367 3.586 -1.989 14 46 36 58 99 Volkswagen Truck & Bus equity stake in Navistar (post dilution) 16.6% Expected to close following receipt of certain regulatory approvals, the finalization of the agreements governing the procurement joint venture, and the first contract under the technology and supply framework agreement and other customary closing conditions

Technology collaboration framework will create an opportunity for Volkswagen Truck & Bus and Navistar to enter into definitive agreements to develop high quality powertrain and advanced technology solutions 2 Potential examples: Advanced Driver Assistance Systems “Connected vehicle” solutions Cabin and chassis components Fuel efficiency technologies Powertrain systems Scope Volkswagen Truck & Bus and Navistar expected to jointly develop powertrain related solutions Volkswagen Truck & Bus expected to supply and license the relevant technology to Navistar Navistar expected to localize product where appropriate Volkswagen Truck & Bus and Navistar to pursue collaboration in additional technologies Collaboration could include joint research, development, testing, and production Cooperation Example Planned initial technology collaboration Planned collaboration around future technologies

Procurement joint venture expected to yield material synergies for Volkswagen Truck & Bus and Navistar 3 Key facts: Representatives from Volkswagen Truck & Bus and Navistar in joint team Will be governed by Joint Venture and Alliance Board Operations to begin following regulatory approval and JV finalization Procurement joint venture expected to offer new global opportunities for suppliers, and create economies of scale to yield cost savings for Volkswagen Truck & Bus and Navistar Procurement joint venture Volkswagen Truck & Bus Navistar Objective: Pursue joint global sourcing opportunities

Strong governance structure anticipated to optimize value creation from the strategic alliance Board representation In-line with Volkswagen Truck & Bus equity interest, Navistar will add two Volkswagen Truck & Bus representatives to its Board of Directors at closing of equity issuance Governance of planned alliance arrangements Volks-wagen Truck & Bus Navistar Alliance Board Expected to oversee strategic cooperation between Volkswagen Truck & Bus and Navistar Aligns product development and procurement processes Joint working groups Joint product development Adaptation of systems to U.S. market needs and U.S. regulations Localization of components Joint procurement to pursue global sourcing opportunities 4

Powertrain development synergies Global footprint and scale Synergies in exploration of new technologies Procurement and operational benefits The strategic alliance is being formed by two players with complementary capabilities and significant opportunities for further mutual benefits &

Highly complementary geographic footprint, addressing 70-75% of the global profit pools together

Addressed by Volkswagen Truck & Bus and Navistar

Global profit pools by 2020E[1]: ~€ 11bn

USA / Canada / Mexico	EU / Russia	Brazil
~35%	~30%	~5-10%

Estimated Volkswagen Truck & Bus and Navistar market presence (by region)



USA/Canada
15%
Navistar
Mexico
19%
Navistar
Certain South American Markets[3]
15%
Navistar
Volkswagen Truck & Bus
Brazil
37%
Western Europe
30%
Volkswagen Truck & Bus
Volkswagen Truck & Bus
Central and Eastern Europe
22%
% Market share[2]
Core area of Volkswagen Truck & Bus
Volkswagen Truck & Bus presence
Core area of Navistar
Core area of Volkswagen Truck & Bus and presence of Navistar

[1] Source: Volkswagen Truck & Bus
[2] YTD June 2016 for trucks >6t in Western Europe, Central and Eastern Europe, Brazil, South America; truck and bus, Class 6-8 for USA/Canada and Mexico
[3] For Chile, Colombia, Peru and Venezuela, weighted average market share for heavy, severe service and super heavy duty

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Planned technology and supply cooperation and procurement joint venture expected to take advantage of combined scale to deliver high-quality products and significant potential synergies Combined volume of ~263,000 trucks and buses can also be leveraged to achieve anticipated synergies in technologies and procurement Volkswagen Truck & Bus Sales1,2 (thousand units) Navistar Chargeouts1 (thousand units) Total volume3 (thousand units) 179 84 263 Significant global scale 1 Figures for FY 2015. 2 Volkswagen Truck & Bus commercial vehicles figure (sum of Scania and MAN CV) 3 Total volume calculation just for visualization of synergy potential; both companies will remain independent

Key expected benefits of the transaction Key expected benefits for Volkswagen Truck & Bus Key expected benefits for Navistar Enter North American market Volkswagen Truck & Bus benefits from Navistar‘s value appreciation through minority stake Revenue through supply and licensing of powertrain solutions Global footprint and scale Provides economies of scale Reduces costs Expanded sourcing scale attractive to suppliers looking to grow globally Capital injection Provides incremental liquidity to Navistar Expands financial flexibility and options Introduces strong, long-term global strategic partner Integrated powertrain and advanced technologies Shared advanced global powertrain technologies and resources Lower costs and investment associated with development of next-generation powertrain and advanced technologies Provides opportunity for incremental parts revenue streams

Q&A session Andreas Renschler Walter Borst Troy Clarke President and Chief Executive Officer Chief Executive Officer Chief Financial Officer Matthias Gründler Chief Financial Officer